Exhibit 10.1

PURCHASE AGREEMENT

This Purchase Agreement (this “Agreement”), dated as of March 20, 2023, is between Cerberus Cyber Sentinel Corporation, a Delaware corporation (“Issuer”), and Hensley & Company dba Hensley Beverage Company (“Purchaser”).

1. Purchase

1.1 Subject to the terms and conditions set forth in this Agreement and in the form of Note attached as Exhibit B to this Agreement, Purchaser hereby irrevocably subscribes for and agrees to purchase the Note. Purchaser has tendered the principal amount of the Note contemporaneously herewith pursuant to wire transfer instructions attached as Exhibit A, and Issuer agrees to issue the Note to Purchaser.

1.2 Subject to the beneficial ownership limitations contained in the Note, Purchaser will have the right to convert all or any portion of the outstanding principal amount of the Note and all accrued but unpaid interest thereon into shares of common stock of Issuer (the “Conversion Shares”) in accordance with terms of the Note. The Note and the Conversion Shares are referred to collectively herein as the “Securities”.

2. Redemption

2.1 Issuer will have the right to redeem the outstanding principal amount plus an accrued, but unpaid interest thereon in accordance with terms of the Note.

3. Documents Required from Purchaser

3.1 As soon as practicable upon any request by Issuer, Purchaser will complete, sign and return to Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.2 Issuer and Purchaser acknowledge and agree that Issuer’s counsel has acted as counsel only to Issuer and is not protecting the rights and interests of Purchaser. Purchaser acknowledges and agrees that Issuer and Issuer’s counsel have given Purchaser the opportunity to seek, and are hereby recommending that Purchaser obtain, independent legal advice with respect to the subject matter of this Agreement and, further, Purchaser hereby represents and warrants to Issuer and Issuer’s counsel that Purchaser has sought independent legal advice or waives such advice.

4. Acknowledgements and Agreements of Purchaser

Purchaser acknowledges and agrees that:

(a) none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States;

(b) Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c) the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of Issuer other than as set forth in this Agreement and such decision is based entirely upon the Purchaser’s a review of any public information which has been filed by Issuer with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(d) Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of Purchaser contained in this Agreement, and Purchaser agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, Purchaser will promptly notify Issuer;

(e) there are risks associated with the purchase of the Securities, as more fully described in Issuer’s periodic reports filed with the SEC.

(f) Purchaser and Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, Issuer in connection with the transactions contemplated hereby, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Issuer;

(g) the books and records of Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by Purchaser during reasonable business hours at its principal place of business, and all documents, records and books in connection with the issuance of the Securities hereunder have been made available for inspection by Purchaser, its legal counsel and/or its advisor(s);

(h) all of the information which Purchaser has provided to Issuer is correct and complete and if there should be any change in such information prior to the Closing, Purchaser will immediately notify Issuer, in writing, of the details of any such change;

(i) Issuer is entitled to rely on the representations and warranties of Purchaser contained in this Agreement, and Purchaser will hold harmless Issuer and its representatives from any loss or damage they may suffer as a result thereof;

(j) The Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances;

(k) The Purchaser understands that any transfer of the Securities or any interest therein will be subject to compliance by the Purchaser with the requirements of applicable securities laws;

(l) Purchaser has been advised to consult Purchaser’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and Issuer is not in any way responsible) for compliance with:

(i) Any applicable laws of the jurisdiction in which Purchaser is resident in connection with the distribution of the Securities hereunder, and

(ii) Applicable resale restrictions;

(m) there may be material tax consequences to Purchaser of an acquisition or disposition of the Securities and Issuer gives no opinion and makes no representation to Purchaser with respect to the tax consequences to Purchaser under federal, state, local or foreign tax laws that may apply to Purchaser’s acquisition or disposition of the Securities;

(n) no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(o) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(p) there is no government or other insurance covering any of the Securities; and

(q) hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws.

5. Representations and Warranties of Purchaser

Purchaser hereby represents and warrants to Issuer (which representations and warranties will survive the consummation of the transactions contemplated hereby) that:

(a) Purchaser is resident of the state set forth set forth opposite Purchaser’s signature hereto and is an accredited investor as defined under the 1933 Act;

(b) Purchaser: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of its investment;

(c) Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if Purchaser is an entity, it is duly organized and validly subsisting under the laws of its jurisdiction of organization and all necessary approvals by its directors, managers, shareholders, members and others have been obtained to authorize execution and performance of this Agreement on behalf of Purchaser;

(d) the entering into of this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, and, if applicable, any of the constituting documents of, Purchaser or of any agreement, written or oral, to which Purchaser may be a party or by which Purchaser is or may be bound;

(e) Purchaser has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of Purchaser enforceable against Purchaser;

(f) Purchaser has carefully read this Agreement;

(g) Purchaser is aware that an investment in Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire investment;

(j) Purchaser has made an independent examination and investigation of an investment in the Securities and Issuer and agrees that Issuer will not be responsible in any way for Purchaser’s decision to invest in the Securities and Issuer;

(k) Purchaser is not an underwriter of, or dealer in, any of the Securities, nor is Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(l) Purchaser is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and Purchaser has not subdivided its interest in any of the Securities with any other person;

(m) no person has made to Purchaser any written or oral representations:

(i) that any person will resell or repurchase any of the Securities,

(ii) that any person will refund the purchase price of any of the Securities, other than repayment pursuant to the terms and conditions of the Note, or

(iii) as to the future price or value of any of the Securities.

6. Representations and Warranties will be Relied Upon by Issuer

Purchaser acknowledges and agrees that the representations and warranties contained in this Agreement are made by it with the intention that such representations and warranties may be relied upon by Issuer and Issuer’s counsel in determining Purchaser’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf Purchaser is contracting hereunder to purchase the Securities under applicable laws. Purchaser further agrees that the representations and warranties contained herein will survive the purchase by Purchaser of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by Purchaser of such Securities.

7. Acknowledgement

Purchaser has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record.

8. Legending of Securities

Purchaser hereby acknowledges that any certificate or other document representing any of the Securities will bear a legend in substantially the following form:

“The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities are sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

Purchaser hereby acknowledges and agrees to Issuer making a notation on its records or giving instructions to the registrar and transfer agent of Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

9. Collection of Personal Information

9.1 Purchaser acknowledges and consents to the fact that Issuer is collecting Purchaser’s personal information for the purpose of fulfilling this Agreement. Purchaser acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf Purchaser is contracting hereunder) may be included in record books in connection with the Offering and may be disclosed by Issuer to: (a) stock exchanges or securities regulatory authorities, (b) Issuer’s registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the PATRIOT Act (U.S.A.) and (e) any of the other parties involved in the transactions contemplated hereby, including Issuer’s counsel. By executing this Agreement, Purchaser is deemed to be consenting to the foregoing collection, use and disclosure of Purchaser’s personal information (and, if applicable, the personal information of those on whose behalf Purchaser is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws.

9.2 Furthermore, Purchaser is hereby notified that Issuer may deliver to any government authority having jurisdiction over Issuer, Purchaser or the transactions contemplated hereby, including the SEC and/or any state securities commissions, certain personal information pertaining to Purchaser, including Purchaser’s full name, residential address and telephone number, the number of Shares or other securities of Issuer owned by Purchaser, the principal amount of Note purchased by Purchaser, the total amount paid for the Note and the date of issuance of the Note.

10. Governing Law

This Agreement is governed by the laws of the State of Delaware (without reference to its rules governing the choice or conflict of laws). Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent courts in Delaware, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

11. Survival

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon Issuer and Purchaser, notwithstanding the completion of the purchase of the Securities by Purchaser.

12. Assignment

This Agreement is not transferable or assignable.

13. Severability

The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

14. Entire Agreement

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by Issuer or by anyone else.

15. Notices

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if hand delivered or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to Purchaser will be directed to the address of Purchaser set forth opposite its signature hereto and notices to Issuer will be directed to it at Issuer’s principal executive offices.

16. Counterparts and Electronic Means

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement.

17. Exhibits

The exhibits attached hereto form part of this Agreement.

18. Indemnity

Each of the parties will indemnify and hold harmless the other party and, where applicable, the other party’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the other party contained in this Agreement, or in any document furnished by the other party in connection herewith being untrue in any material respect, or any breach or failure by the other party to comply with any covenant or agreement made by such other party in connection therewith.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first set forth above.

CERBERUS CYBER SENTINEL CORPORATION

	By:	/s/ David Jemmett
David Jemmett
Chief Executive Officer

Address:

/s/ Andrew McCain
Hensley & Company, dba Hensley Beverage Company

EXHIBIT A

INSTRUCTIONS FOR WIRING FUNDS

EXHIBIT B

FORM OF NOTE